EX-32.0

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Tri-State 1st Banc, Inc. on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof I, Charles B. Lang, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(1) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Tri-State 1st Banc, Inc.
(Registrant)

Date: May 12, 2006	By:	/s/ Charles B. Lang
Charles B. Lang
President and Chief Executive
Officer

In connection with the quarterly report of Tri-State 1st Banc, Inc. on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof I, Stephen Beadnell, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that:

(3) The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2006	By:	/s/ Stephen Beadnell
Stephen Beadnell
Chief Financial Officer